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                                                                 Exhibit 10.1



                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

     This Amendment No. 4 to Credit Agreement (this "Amendment") is made this 4th day of May, 2000 by and among:

     VEECO INSTRUMENTS INC., a corporation organized under the laws of the State of Delaware (the "Borrower"); and

     FLEET BANK, N.A., a national banking association organized under the laws of the United States ("Fleet") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase", collectively with Fleet, the "Banks").

                                    RECITALS:

     (A) The Borrower and the Banks are parties to a Credit Agreement dated as of July 31, 1996, as amended by Amendment No. 1 to Credit Agreement, dated June 25, 1997, Amendment No. 2 to Credit Agreement, dated as of January 31, 1999 and Amendment No. 3 and Waiver to Credit Agreement, dated March 3, 2000 (the Credit Agreement as so amended being hereinafter referred to as the "Credit Agreement");

     (B) The Borrower has requested, subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement and the Banks are willing to amend such provisions of the Credit Agreement as set forth herein; and

     (C) Any capitalized items not defined herein shall have the meanings ascribed thereto in the Credit Agreement,

     NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT.

     This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitute therefore. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

     SECTION 1.1. The definition of the term "Permitted Acquisition" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

          "Permitted Acquisition" means (a) any Acquisition after January 31, 1999 but prior to May 5, 2000 by the Borrower or any of its Subsidiaries of any Person or of any division or line of business of any Person or any assets of any Person (each such Person, division, line of business or assets, an "Eligible Business"), including, but not limited to the Acquisition of CVC, Inc., and (b) any Acquisition after May 5, 2000 by the Borrower or any of its Subsidiaries of any Eligible Business,


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     provided, in the case of a Permitted Acquisition described in section (b)
     of this definition or the Acquisition of CVC, Inc., that (i) the Permitted Acquisition Purchase Price of such Permitted Acquisition, or aggregate PermittedAcquisition Purchase Price of all such Permitted Acquisitions during the term of this Agreement, does not exceed $100,000,000, in the aggregate, (ii) such Eligible Business is engaged generally in the same line of business as the Borrower and its Subsidiaries; (iii) the Permitted Acquisition Purchase Price (excluding the value of capital stock issued by the Borrower or any of its Subsidiaries) of all such Permitted Acquisitions does not exceed $40,000,000, (iv) no Default or Event of Default shall exist immediately before or after giving effect to such Permitted Acquisition or result from the consummation thereof, and (v) each of the following conditions shall have been satisfied:

               (A) such Acquisition shall not be a "hostile" acquisition or other "hostile" transaction (I.E., such transaction shall have been approved by the Board of Directors or other appropriate governing body of the Eligible Business);

               (B) such Eligible Business, if it is a Person, shall be incorporated in or organized under the laws of one of the States of the United States or, if such acquisition is of assets, the majority of such assets shall be located in the United States;

               (C) if such Acquisition is a stock acquisition, such Acquisition shall be of greater than 50% of the issued and outstanding capital stock of such Eligible Business, whether by purchase or as a result of merger or consolidation (provided that the Borrower shall be the surviving corporation in any such merger or consolidation in which it is directly involved), and in any event shall consist of shares of capital stock with sufficient voting rights to entitle the Borrower to elect a majority of the directors of such Eligible Business and to control the outcome of any shareholder votes with respect to the shareholders of such Eligible Business;

               (D) within 10 Banking Days following the Closing of such Acquisition, any new Subsidiary created in connection therewith or acquired thereby which is a Material Domestic Subsidiary shall become a Guarantor;

               (E) if such Acquisition is an asset acquisition, any assets acquired shall be free of Liens, other than Permitted Liens, and, if such Acquisition is a stock acquisition, the assets of acquired company shall be free of Liens, other than Permitted Liens;

               (F) not less than (I) five Banking Days prior to the closing of such Acquisition if the purchase price thereof is greater than or equal to $15,000,000 or (II) fifteen Banking Days following the closing of such Acquisition if the purchase price thereof is less than $15,000,000, the Banks shall have been provided PRO FORMA closing date financial statements which shall include consolidated balance sheets and income statements; which demonstrate that on a PRO FORMA basis after consummation of the Acquisition, the Borrower and its Subsidiaries shall be in compliance with the financial covenants contained in Article 9 hereof (such statements to include the Borrower's calculations demonstrating such covenant compliance); and

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               (G) within 30 days of the Closing of such Acquisition, the Banks shall have been provided such other documents, instruments or financial reports, as the Banks shall have reasonably requested.

ARTICLE 2. CONDITIONS TO EFFECTIVENESS.

     SECTION 2.1 The amendment to the Credit Agreement described herein shall become effective on the date the Banks shall have received a counterpart of this Amendment duly executed by the Borrower and each Guarantor.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES.

     The Borrower hereby represents and warrants to the Banks that:

     SECTION 3.1. After giving effect to this Amendment, each and every one of the representations and warranties set forth in the Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and, where applicable, the Guarantors with the same effect as though made on the date hereof (unless such representation or warranty is limited by its terms to an earlier date), and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

     SECTION 3.2. After giving effect to this Amendment, no Default or Event of Default, as defined in the Credit Agreement, now exists.

     SECTION 3.3. No representation, warranty or statement by the Borrower or the Guarantors contained herein or in any other document to be furnished by the Borrower or the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

     SECTION 3.4. Each of the Facility Documents, other than the Security Agreements and the Pledge Agreements, continues to be in full force and effect and, with respect to the Guarantees, secure all payment and other obligations of the Borrower under the Credit Agreement.

ARTICLE 4. MISCELLANEOUS.

     This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


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     IN WITNESS WHEREOF, each of the undersigned has executed or caused to be duly executed this Amendment as of the date first above written.


                                             VEECO INSTRUMENTS INC.


                                             By: /s/ AUTHORIZED SIGNATORY
                                                 -----------------------------
                                             Name:
                                             Title:

                                             FLEET BANK, N.A.


                                             By: /s/ AUTHORIZED SIGNATORY
                                                 -----------------------------
                                             Name:  Christopher Mendelsohn
                                             Title: Vice President

                                             THE CHASE MANHATTAN BANK


                                             By: /s/ AUTHORIZED SIGNATORY
                                                 -----------------------------
                                             Name:  Carolyn B. Lattanzi
                                             Title: Vice President



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     The undersigned, not parties to the Credit Agreement but as Guarantors under Guarantees executed in favor of the Bank, each hereby accept and agree to the terms of the foregoing Amendment.

                                           WYKO CORPORATION


                                           By: /s/ AUTHORIZED SIGNATORY
                                               -----------------------------
                                               Name:
                                               Title:

                                           SLOAN TECHNOLOGY CORP.


                                           By: /s/ AUTHORIZED SIGNATORY
                                               -----------------------------
                                               Name:
                                               Title:

                                           VEECO INDUSTRIAL MEASUREMENT, LLC


                                           By: Veeco Instruments Inc.,
                                                 its Sole Member

                                           By: /s/ AUTHORIZED SIGNATORY
                                               -----------------------------
                                               Name:
                                               Title:

                                           VEECO METROLOGY, LLC


                                           By: Veeco Instruments Inc.,
                                                 its Sole Member

                                           By: /s/ AUTHORIZED SIGNATORY
                                               -----------------------------
                                               Name:
                                               Title:

                                           ION TECH, INC.


                                           By: /s/ AUTHORIZED SIGNATORY
                                               -----------------------------
                                               Name:
                                               Title:

                                           TULAKES REAL ESTATE INVESTMENTS, INC.


                                           By: /s/ AUTHORIZED SIGNATORY
                                               -----------------------------
                                               Name:
                                               Title:

                                           VEECO MINNEAPOLIS TECHNOLOGY
                                           CENTER INC.


                                           By: /s/ AUTHORIZED SIGNATORY
                                               -----------------------------
                                               Name:
                                               Title:



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